YieldMax S&P 500 0DTE Covered Call Strategy ETF
Schedule of Investments
October 31, 2025 (Unaudited)

PURCHASED OPTIONS - 89.7% (a)	Notional Amount	Contracts	Value
Call Options - 89.7%
S&P 500 Index, Expiration: 12/19/2025; Exercise Price: $1,000.26 (b)(c)(d)	$15,732,460	23	$13,430,932
TOTAL PURCHASED OPTIONS (Cost $11,211,544)			13,430,932

U.S. TREASURY SECURITIES - 4.5%		Principal
United States Treasury Note/Bond, 3.88%, 01/15/2026 (e)		670,000	669,929
TOTAL U.S. TREASURY SECURITIES (Cost $669,713)			669,929

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 5.0%		Shares
First American Government Obligations Fund - Class X, 4.03% (f)		741,799	741,799
TOTAL MONEY MARKET FUNDS (Cost $741,799)			741,799

U.S. TREASURY BILLS - 0.3%		Principal
3.77%, 04/09/2026 (e)		27,000	26,563
4.06%, 07/09/2026 (e)		28,000	27,312
TOTAL U.S. TREASURY BILLS (Cost $53,799)			53,875

TOTAL INVESTMENTS - 99.5% (Cost $12,676,855)			14,896,535
Other Assets in Excess of Liabilities - 0.5%			77,737
TOTAL NET ASSETS - 100.0%			$14,974,272

Principal amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	FLexible EXchange® Options.
(e)	The rate shown is the annualized yield as of October 31, 2025.
(f)	The rate shown represents the 7-day annualized yield as of October 31, 2025.

Summary of Fair Value Disclosure as of October 31, 2025 (Unaudited)

YieldMax S&P 500 0DTE Covered Call Strategy ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of October 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Purchased Options	$–	$13,430,932	$–	$13,430,932
U.S. Treasury Securities	–	669,929	–	669,929
Money Market Funds	741,799	–	–	741,799
U.S. Treasury Bills	–	53,875	–	53,875
Total Investments	$741,799	$14,154,736	$–	$14,896,535

Refer to the Schedule of Investments for further disaggregation of investment categories.